Exhibit 99.1

Syniverse and Twilio Announce Partnership to Accelerate Growth of Next Generation Communications Network

Twilio to Make Minority Investment in Syniverse, Bringing Breadth of Experience to Serve Mobile Network Operators and Enterprise Customers Globally

Partnership Will Create New Opportunities Across the Connected Ecosystem for Businesses to Deliver Reliable, Scalable and Rich Mobile Messaging to its Customers

TAMPA Fla., and SAN FRANCISCO, March 1, 2021 – Syniverse, the world’s most connected companyTM, and Twilio (NYSE:TWLO), the leading cloud communications platform, today announced that they have entered into a partnership to accelerate the next wave of innovation in mobile communications and drive long-term growth. Additionally, the companies have signed a definitive agreement for Twilio to invest up to $750 million cash in Syniverse and become a significant minority owner of the Company. The Carlyle Group, Syniverse’s current majority owner, will maintain its majority interest in Syniverse.

Through this partnership, Syniverse will benefit from Twilio’s breadth of experience serving Enterprise customers to capitalize on the next wave of growth in mobile communications. Syniverse will be even better positioned to serve its core Carrier customers and support continued innovation, customer service and long-term growth. Syniverse and Twilio will enter into a wholesale agreement whereby Syniverse will process, route and deliver application-to-person (A2P) messages originating and/or terminating between Twilio’s customers and mobile network operators.

James Attwood, Executive Chairman of Syniverse said, “We are thrilled to enter into this partnership with Twilio, which we believe will accelerate our next phase of growth as the world’s most connected company. The partnership will provide Syniverse access to Twilio’s extensive enterprise and API services expertise, creating opportunities to continue to build on Syniverse’s highly innovative product portfolio that helps mobile network operators and enterprises make communications better for their customers.”

“Twilio’s vision is to build the world’s leading customer engagement platform. As messaging becomes a preferred way for consumers to communicate with brands, Syniverse helps remove the complexity of the interconnected telecommunications ecosystem, so Twilio can provide best-in-class messaging services to its customers globally,” said Chee Chew, Chief Product Officer at Twilio. “We have long been a Syniverse customer and are pleased to expand our relationship to provide reliable, scalable and rich two-way messaging for businesses and their customers.”

Syniverse has been a trusted entity and innovator in communications infrastructure for over 30 years, providing secure networking and connectivity solutions to mobile network operators and enterprises around the world. The Company is one of the largest private IP Packet Exchange (IPX) providers in the world and offers a range of networking solutions, excelling in scenarios where seamless connections must cross over networks – either across multiple private networks or between public and private networks.

Twilio’s customer engagement platform provides next-generation communications services for channels like voice, text, chat, video, and email to over 220,000 customer accounts globally. Twilio enables software developers and companies to programmatically make and receive phone calls, send and receive text messages, and perform other communication functions using its web service application programming interfaces (APIs).

Pursuant to the terms of the agreement, Syniverse and Twilio will together pursue additional potential financing transactions that may be in the form of a public market transaction or an additional equity investment. The proceeds of these additional financing transactions, together with the investment by Twilio, will be used primarily to pay down debt and to pay transaction fees and expenses.

The transaction is expected to close before the end of 2021, subject to the concurrent consummation and final terms of the additional financing transactions.

Moelis & Company LLC served as financial advisor to Syniverse and The Carlyle Group and Debevoise & Plimpton LLP served as legal counsel. Centerview Partners LLC served as financial advisor to Twilio and Kirkland & Ellis LLP and DLA Piper LLP acted as legal advisors.

Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. Forward-looking statements contained in this press release include, but are not limited to, statements regarding the anticipated benefits of the proposed transaction and the expected timing to close the proposed transaction.

These statements are subject to risks, uncertainties, and assumptions. Should any of these risks or uncertainties materialize, or should any assumptions prove to be incorrect, actual results could differ materially from these statements. Important factors that could cause actual results to differ materially include, but are not limited to, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction, failure to realize the expected benefits of the proposed transaction, negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Twilio’s shares and/or the business relationships of either of the parties with third parties, failure to secure third party financing arrangements on viable terms, general economic and business conditions that affect the benefits Twilio may receive from the proposed transaction and changes in global, political, economic, business, competitive, market and regulatory forces.

Additional factors that could cause actual results to differ materially from these forward-looking statements are detailed from time to time in the reports Twilio files with the Securities and Exchange Commission (SEC), including in Twilio’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Copies of reports filed with the SEC are posted on Twilio’s website and are available from Twilio without charge. Moreover, Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements represent beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

About Syniverse

Syniverse is the world’s most connected company, revolutionizing how businesses connect, engage, and exchange with their customers. For decades, Syniverse has delivered innovative software and services that transform mobile experiences and power the planet. The company’s secure global network reaches almost every person and device on Earth, and its communications platform is industry-recognized as the best of its kind. Each year, Syniverse processes over $35 billion in transactions, revolutionizing how goods and services are exchanged. Which is why the most recognizable brands—nearly every mobile network operator, the largest global banks, the world’s biggest tech companies, and thousands more—rely on Syniverse to shape their future.

About Twilio

Millions of developers around the world have used Twilio to unlock the magic of communications to improve any human experience. Twilio has democratized communications channels like voice, text, chat, video, and email by virtualizing the world’s communications infrastructure through APIs that are simple enough for any developer to use, yet robust enough to power the world’s most demanding applications. By making communications a part of every software developer’s toolkit, Twilio is enabling innovators across every industry — from emerging leaders to the world’s largest organizations — to reinvent how companies engage with their customers.

Contacts

Kevin Petschow
Syniverse
kevin.petschow@Syniverse.com
+1.813.637.5084

Carolyn Bos
Twilio
press@twilio.com

Brooke Gordon / David Millar / Kelsey Markovich
Sard Verbinnen & Co for Syniverse
Syniverse-SVC@SARDVERB.com
+1.212.687.8080